A&B EXCESS BENEFITS PLAN
                 Amended and Restated Effective January 1, 2005


                                    ARTICLE I

                            ESTABLISHMENT AND PURPOSE

                  1.01. Establishment of Plan. Alexander & Baldwin, Inc. hereby
                        ---------------------
establishes an excess benefits/top hat plan for certain eligible executives.

                  1.02. Purpose of Plan. It is the purpose of this Plan to
                        ---------------
provide certain eligible executives with benefits equal to the benefits they would receive under the A&B Retirement Plan and the A&B Profit Sharing Plan if certain changes had been made to those plans. The Plan is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974, pursuant to Sections 201(2), 301(3) and 401(1) of that Act.


                                   ARTICLE II

                                   DEFINITIONS

The following terms have the meanings indicated:

                  2.00. "Actuarial Equivalent" means a form of benefit differing in time period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practice and the rules contained in Appendix C of this Plan.

                  2.01. "A&B" means Alexander & Baldwin, Inc. and its affiliates and their successors.

                  2.02. "A&B Master Trust Agreement" means the Alexander & Baldwin, Inc. Retirement and Pension Trust Agreement, as amended from time to time.

                  2.03. "A&B Retirement Plan" means the A&B Retirement Plan for Salaried Employees.

                  2.04. "A&B Profit Sharing Plan" means the Alexander & Baldwin, Inc. Profit Sharing Retirement Plan, as amended from time to time.

                  2.05. "Administrator" means the person specified in Section 5.01.

                  2.06. "Beneficiary" means the person or persons designated by the Participant as such in accordance with the provisions of Section 4.01(f) and to whom the benefit, if any, provided for in Section 4.01(e) is payable.

                  2.07. "Board of Directors" means the Board of Directors of Alexander & Baldwin, Inc.

                  2.08. "Fair Market Value" shall, with respect to the per share valuation of A&B common stock on any relevant date, be the mean between the highest and lowest selling prices per share of A&B common stock on such date, as quoted on the NASDAQ National Market (or any successor system). Should A&B common stock become traded on a national securities exchange, then the Fair Market Value per share shall be the mean between the highest and lowest selling prices on such exchange on the date in question, as such prices are quoted on the composite tape of transactions on such exchange. If there is no reported sale of A&B common stock on the NASDAQ National Market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the NASDAQ National Market (or such securities exchange) on the last preceding date for which such quotation exists.

                  2.09. "Participant" means an eligible employee selected by the Administrator pursuant to Section 3.02.

                  2.10. "Plan" means the plan set forth in this document, as amended from time to time.

                  2.11. "Section 16 Insider" shall mean any Participant who is, at the time of the relevant determination or was at any time within the immediately preceding six (6) months, an officer or director of A&B subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended.


                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

                  3.01. Eligibility. Any employee of A&B who is a participant in
                        -----------
either the A&B Retirement Plan or the A&B Profit Sharing Plan and who is highly compensated or who is one of a select group of management employees shall be eligible to participate in this Plan.

                  3.02. Participation. Participants in this Plan shall be any
                        -------------
eligible employees who have been assigned at least three hundred and fifty (350) accountability points under A&B's job evaluation program. In addition, the Administrator shall have the exclusive and unfettered discretion to select additional Plan Participants from among eligible employees. A Participant in this Plan shall remain as such until the date he/she ceases to satisfy the participation requirements in the first sentence of this Section 3.02, until the date upon which the Participant's employment terminates for any reason or until such earlier time as may be specified by the Administrator.

                  3.03. Transfers of Employment to and from A&B Subsidiaries.
                        ----------------------------------------------------
The following transfers of employment shall not be deemed terminations of employment under Section 3.02 if the A&B subsidiary or subsidiaries involved have adopted this Plan and either the A&B Retirement Plan or the A&B Profit Sharing Plan, or both such plans:

                        (a) transfer from Alexander & Baldwin, Inc. to a subsidiary of Alexander & Baldwin, Inc.;

                        (b) transfer from a subsidiary of Alexander & Baldwin, Inc. to Alexander & Baldwin, Inc.; and

                        (c) transfer from one subsidiary of Alexander & Baldwin, Inc. to another subsidiary of Alexander & Baldwin, Inc. Beginning with such transfer, and for the period of employment with the new employer, the new employer shall be obligated for all payments to the Participant required by
Article IV of this Plan. The prior employer shall remain responsible for any payments to be made that pertain to the period of the Participant's participation while employed by that prior employer.


                                   ARTICLE IV

                                    BENEFITS

                  4.01. Pension Benefits.
                        ----------------

                        (a) Entitlement to Pension Benefits. Except as provided
                            -------------------------------
in Section 4.01(e) below, a Participant's pension benefit under this Plan shall equal one hundred percent of the difference between the benefit to which the Participant is entitled under the A&B Retirement Plan determined without regard to limitations imposed by the Internal Revenue Code (and, with respect to Participants listed in Appendix A to this Plan, without regard to amendments in the benefit formula after December 31, 1988, unless such amendment would produce a higher benefit) and the benefit to which the Participant is entitled under such plan determined after giving effect to those limitations. For the purpose of this Plan, the benefit to which the Participant is entitled under the A&B Retirement Plan shall be determined by including as part of the Participant's monthly compensation all deferred base salary and all deferred incentive awards under A&B's One-Year Performance Improvement Incentive Plan.

                        (b) Former Employees of California and Hawaiian Sugar
                            -------------------------------------------------
Company. Notwithstanding the terms of Section 4.01(a) above and Section 4.01(e)
-------
below, the benefit payable to a Participant (or Participant's Beneficiary) under this Plan shall be reduced by the amount of any benefit payable to such Participant (or Beneficiary) under the California and Hawaiian Sugar Company Supplemental Retirement Plan.

                        (c) Payment of Pension Benefits Other Than Death
                            --------------------------------------------
Benefits. A Participant's pension benefit under this Plan, other than the
--------
benefits described in Sections 4.01(d) or (e) below, shall be a lump sum payment, payable upon the earlier of termination of employment or retirement, which equals the greater of the amounts determined under paragraph (1) and paragraph (2):

                            (1) An amount which is the Actuarial Equivalent of
the benefit described in paragraphs (a) and (b) above.

                            (2) An amount which is the before-tax equivalent of
the lower of two quotations obtained by the Administrator from insurance companies for the cost of a lifetime annuity that provides after-tax monthly benefits equivalent to those that a Participant would receive under this Plan if this Plan allowed monthly payments of the pension benefits hereunder.

                        Notwithstanding the foregoing, payment of any benefit described in this Section 4.01(c) may only be made following the Participant's "separation from service" within the meaning of section 409A of the Internal Revenue Code. In the case of a Participant who is a "key employee" (as defined in section 416(i) of the Internal Revenue Code without regard to paragraph (5) thereof), payment of any benefit described in this Section 4.01(c) may not be made until at least six months following the Participant's "separation from service" within the meaning of section 409A of the Internal Revenue Code.

                        (d) Select Benefits Provided to Retired Former
                            ------------------------------------------
Employees of California and Hawaiian Sugar Company.
--------------------------------------------------

                            (1) Prior to the closing of the transactions
contemplated by the Asset Purchase Agreement by and among California and Hawaiian Sugar Company, Inc., A&B-Hawaii, Inc., McBryde Sugar Company, Limited, and Sugar Acquisition Corporation, and the Stock Sale Agreement by and between California and Hawaiian Sugar Company, Inc. and Citicorp Venture Capital, Ltd. (the "Closing Date"), all other provisions of the Plan notwithstanding, the retired former employees of California and Hawaiian Sugar Company who are listed in Appendix B of this Plan shall be eligible to receive the benefits shown in Appendix B, and no other benefits shall be paid to such retired former employees under the provisions of this Plan. Payment of these benefits shall be according to the terms shown in Appendix B, and no other provisions of this Plan shall affect the amount or the form of payment of these benefits.

                            (2) As of the Closing Date, all other provisions of
this Plan notwithstanding, the obligation of this Plan to pay any benefit shown in Appendix B to the retired former employees of California and Hawaiian Sugar Company, Inc. listed in Appendix B shall cease, and the obligation to pay such benefits, with respect to any period on and after such date, is assumed by Sugar Acquisition Company.

                            (e) Entitlement to Alternate Death Benefits. In the
event that a Participant dies prior to retirement, or prior to termination of employment, such Participant's Beneficiary shall be entitled to a death benefit determined as provided in Sections 4.01(e)(1), (2) and (3) in lieu of any other benefit provided by this Plan.

                            (1) The amount of the benefit provided by this
         Section 4.01(e) shall equal the lump sum payment, if any, to which the Participant would have been eligible if he/she had retired, or terminated employment, immediately prior to his/her death.

                            (2) The amount in Section 4.01(e)(1) above shall be determined by assuming the Participant did not elect any optional form of payment under the A&B Retirement Plan.

                            (3) Payment of this benefit shall be made in a lump sum payment to the Beneficiary as soon as practicable after the death of the Participant.

                            (f) Beneficiary Designation. Each Participant shall,
at the time he/she becomes a Participant, designate one or more persons as his/her Beneficiary for purposes of Section 4.01(e). The designation shall be made in the form prescribed by the Administrator and shall become effective when filed with the Administrator. A Participant may from time to time change his/her Beneficiary by filing a new designation form with the Administrator. Should the Participant die without having any effectively-designated surviving Beneficiary, then the Beneficiary shall be the spouse of the Participant, if then living.
If there is no surviving spouse, then the Beneficiary shall be the Participant's children then living. If there are no living children, then the Beneficiary shall be the estate of the Participant.

                  4.02. Defined Contribution Benefits.
                        -----------------------------

                        (a) Entitlement to Defined Contribution Benefits. A
                            --------------------------------------------
Participant's defined contribution benefit under this Plan shall equal the balance to the Participant's credit in the account maintained under Section 4.03.

                            No amount shall be credited to a Participant's
account for a year unless the Participant is a participant in the A&B Profit Sharing Plan for that year.

                        (b) Payment of Defined Contribution Benefits. Except
                            ----------------------------------------
as provided in the next sentence, a Participant's Defined Contribution Benefits shall be paid in a lump sum as soon as practicable following the Participant's "separation from service" within the meaning of section 409A of the Internal Revenue Code. In the case of a Participant who is a "key employee" (as defined in section 416(i) of the Internal Revenue Code without regard to paragraph (5) thereof), the Participant's Defined Contribution Benefits shall be paid in a lump sum no earlier than six months following the Participant's "separation from service" within the meaning of section 409A of the Internal Revenue Code.

                  4.03. Maintenance of Accounts. The Administrator shall
                        -----------------------
establish and maintain an individual account for each Participant. The Administrator shall annually credit to a Participant's account as of the end of each year an amount equal to the difference between (i) the employer contribution and forfeitures that would have been allocated to such Participant's account under the A&B Profit Sharing Plan with respect to such year were such allocation to be made without regard to the limitations of the Internal Revenue Code and (ii) the amount actually allocated to such Participant's account after having taken such limitations into account. For the purposes of this Plan, the benefit to which the Participant is entitled under the A&B Profit Sharing Plan shall be determined by including as part of the Participant's compensation all deferred base salary. Subject to the provisions stated below, and pursuant to procedures determined by the Compensation and Stock Option Committee of the Board of Directors, or by the committee or individual(s) to which such authority is delegated, the Participant may make an election ("Conversion Election") to have all or any portion of the amount that is credited to his/her account, converted into common stock-equivalent units which will be valued from time to time on the basis of the Fair Market Value of A&B common stock.

                  From time to time, the value of each account shall be adjusted to reflect an investment return on the balance credited to such account, and such value and adjustments periodically shall be communicated to each Participant. Such periodic valuation shall be made as follows:

                        (a) Cash Balance. The portion of the Participant's
                            ------------
         account valued in cash shall be credited with interest, compounded annually, at an annual rate equal to 1% above the New York Federal Reserve Bank discount rate in effect as of the date interest is computed and credited. Interest shall be computed and credited as of such date and on such account balance as specified by the Administrator. In the absence of such specifications, interest shall be credited and computed as of January 1 of each year on the balance of the account on the preceding January 1 or, if payments have been made out of an account during the preceding year, on the average balance of that account during the preceding year.

                        (b) Common Stock-Equivalent Units.
                            -----------------------------

                            (1) The common stock-equivalent units will be credited, at the time dividends are paid on outstanding shares of A&B common stock, with an amount ("dividend-equivalent credits") equal to the dividends which otherwise would be paid if the number of common stock-equivalent units in the Participant's account were actually outstanding shares of A&B Common Stock.

                            (2) Dividend-equivalent credits will be
         applied in the manner of a dividend reinvestment plan to purchase additional common stock-equivalent units valued at Fair Market Value on the applicable dividend payment date.

                            (3) Pursuant to procedures determined by the Compensation and Stock Option Committee of the Board of Directors, or by the committee or individual(s) to which such authority is delegated, a Participant may elect to have all or a portion of the Participant's common stock-equivalent units converted into cash on the basis of the Fair Market Value (at date of conversion) of the shares of A&B common stock represented by such units; provided, however, that Participants may not make such an election if they are Section 16 Insiders at the time of such election. Any portion so converted to cash shall begin to earn interest in accordance with paragraph (a) above, and shall stop earning dividend-equivalent credits.

                            (4) Any common stock-equivalent units credited to a Participant's account shall automatically be converted into cash, on the basis of the Fair Market Value (at the date of conversion) of the shares of A&B common stock represented by such units, upon the Participant's termination of employment with A&B for any reason. Any amounts so converted to cash shall begin to earn interest in accordance with paragraph (a) above.

                  The account of each Participant shall be entered on the employer's books as a liability, payable when due out of general assets. Participant accounts shall not be funded by any trust or insurance contract; nor shall any assets be segregated or identified with any such account; nor shall any property or assets be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits.

                  4.04. Vesting of Benefits. Except as otherwise provided in
                        -------------------
Section 6.02(a), all pension benefits under this Plan shall be contingent and forfeitable unless and until they vest in accordance with the vesting provisions of the A&B Retirement Plan, and all defined contribution benefits under this Plan shall be contingent and forfeitable unless and until they vest in accordance with the vesting provisions of the A&B Profit Sharing Plan that are applicable to the Participant's profit sharing account.


                                    ARTICLE V

                           ADMINISTRATION OF THE PLAN

                  5.01. Administrator. The plan administrator of the A&B
                        -------------
Retirement Plan shall be the Administrator of this Plan. The Administrator shall have full authority to administer the Plan. The Administrator shall have all of the powers granted by the A&B Retirement Plan or the A&B Master Trust Agreement to the plan administrator of the A&B Retirement Plan, and shall be subject to the same selection procedures and limitations of authority.

                  5.02. Claims Procedures. The Administrator shall employ the
                        -----------------
claims procedures applicable under the A&B Retirement Plan.


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

                  6.01. Authority of Compensation and Stock Option Committee.
                        ----------------------------------------------------
The right to amend, modify, partially terminate, or completely terminate this Plan shall be reserved to the Compensation and Stock Option Committee of the Board of Directors. However, no amendment, modification or termination shall reduce retroactively the benefits of any Participant under this Plan.

                  6.02. Change in Control.
                        -----------------

                        (a) Termination, Vesting and Payment. Upon the
                            --------------------------------
occurrence of a Change in Control, as defined in Section 6.02(b), with respect to the company employing a Participant, the Plan shall immediately and automatically terminate with respect to such company. Upon such a termination, the interest of each Participant employed by the company or companies with respect to which the Plan has been terminated shall become non-forfeitable and immediately due and payable. Each such Participant shall receive, within thirty days of such termination, a lump sum payment in an amount equal to the sum of
(i) the balance of his or her individual account as described in Sections 4.02 and 4.03 and (ii) an amount which is the Actuarial Equivalent of the benefits defined in Sections 4.01 of this Plan determined as of the date of the Change in Control. If the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Control, that the employer responsibilities under this Plan are to be assumed by the successor organization, then the Plan shall not terminate and no lump sum payment shall be made to any Participant.
In any such case, however, the interest of each Participant employed by the company or companies with respect to which the Change in Control occurs shall become non-forfeitable at the date of such Change in Control.

                        (b) Definition of Change in Control. For purposes of
                            -------------------------------
this Section 6.02, a "Change in Control" means a "Change in Control Event" as defined in Internal Revenue Service Notice 2005-1 or any successor guidance issued by the Internal Revenue Service. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  7.01. Benefits Non-Assignable. No right or interest of a
                        -----------------------
Participant in this Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, assignments for the benefit or creditors, receiverships, or in any other manner, excluding transfer by operation of law as a result solely of mental incompetency.

                  7.02. Controlling Law. This Plan shall be construed,
                        ---------------
administered, and governed in all respects in accordance with the laws of the State of Hawaii.

                  7.03. Not an Employment Contract. The adoption and maintenance
                        --------------------------
of this Plan shall not be deemed to confer on any Participant any right to continue in the employ of A&B, and shall not be deemed to interfere with the right of A&B to discharge any person or treat any person without regard to the effect that such treatment might have on the person as a Plan Participant.

                  7.04. Gender and Number. Any masculine pronouns used herein
                        -----------------
shall refer to both men and women, and the use of any term herein in the singular may also include the plural unless otherwise indicated by context.

                  7.05. Severability. If any provision of this Plan is held
                        ------------
invalid or unenforceable by a court of competent jurisdiction, all remaining provisions shall continue to be fully effective.


                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES

Any subsidiary of Alexander & Baldwin, Inc. that has adopted either the A&B Retirement Plan or the A&B Profit Sharing Plan may adopt this Plan for the benefit of its employees when one of its employees has been selected as a participant by the Administrator. Such adoption shall be authorized by a resolution of the Board of Directors of such subsidiary. In the event of such adoption of the Plan by a subsidiary of Alexander & Baldwin, Inc., the Administrator shall serve as agent of the subsidiary in administering the Plan. All power to amend, modify, or terminate the Plan shall continue as the unfettered prerogative of the Compensation and Stock Option Committee of the Board of Directors.

IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Restatement to be executed on its behalf by its duly authorized officers, effective as of January 1, 2005.

                            ALEXANDER & BALDWIN, INC.

                            By /s/ Nelson N. S. Chun
                               ------------------------------
                               Its Senior Vice President

                            By /s/ Alyson J. Nakamura
                               ------------------------------
                               Its Secretary

                                   APPENDIX A

                           Participants Referred to in
                                Section 4.01(a)
                                ---------------



                                1.   R. F. Cameron
                                2.   J. C. Couch
                                3.   R. J. Donohue
                                4.   F. L. Fleischmann
                                5.   A. J. Haskell
                                6.   G. S. Holaday
                                7.   J. B. Kelley
                                8.   M. J. Marks
                                9.   C. B. Mulholland
                               10.   G. Y. Nakamatsu
                               11.   G. J. North
                               12.   R. J. Pfeiffer
                               13.   G. R. Rogers
                               14.   R. H. Rothman
                               15.   R. K. Sasaki
                               16.   D. P. Scott



                                                          APPENDIX B


     Participant's Name                          Fixed                       Spouse's Name
----------------------------        Date of     Monthly    Variable   ---------------------------     Date of      Monthly
First        MI   Last               Birth      Benefit*    Units     First       MI   Last            Birth      Benefit**
-----        --   ----              -------     --------   --------   -----       --   ----           -------     ---------

Paul         A.   Cooper             7/15/05     437.67                                                               None
Edwin        R.   Duncan             4/08/20     396.36               Jean        K.   Duncan         4/02/19      66 2/3%
Harry        J.   Fitzgerald        10/26/19     358.58               Kathryn     T.   Fitzgerald     5/16/26          50%
Donald       W.   Hare               5/14/19     748.20               Dorothy     P.   Hare           5/21/19      66 2/3%
Lawrence     A.   Lindsay            2/25/25     786.04               Rita        A.   Lindsay        4/05/25      66 2/3%
Neil         L.   Pennington         5/12/23     613.16               Frances     M.   Pennington     5/28/25      66 2/3%
Frederick    W.   Schwer             4/26/19     228.40               Christine   W.   Schwer         8/14/18      66 2/3%
Lawson       U.   Williams           1/01/19     350.33               Mildred     A.   Williams       7/03/20      66 2/3%
Emmett       V.   Donovan (d)       11/06/18     304.05               June             Donovan        6/10/22      66 2/3%
Edward       F.   Harder (d)         1/07/19     605.28               Bette            Harder         3/02/20      66 2/3%
Robert       O.   Nagle (Note 1)     2/10/29    1333.50     658.85    Louise      H.   Nagle          2/06/28         100%
Robert       O.   Nagle (Note 2)     2/10/29     222.53     658.85    Louise      H.   Nagle          2/06/28         100%
Harold       R.   Somerset           9/25/35     801.30     190.69    Jean        M.   Somerset      10/26/36      66 2/3%
William      H.   Stewart            9/01/29     156.51               Margaret    C.   Stewart        5/23/29      66 2/3%

Deferred Vested Participant
---------------------------
Raymond      L.   Knecht             4/19/48      48.43




* The fixed monthly benefit payable plus the current value of the variable units are payable to the participant during the participant's lifetime except if payment option is a 66-2/3% (last survivor). In such case, if either participant or spouse dies, the survivor will receive 66-2/3% of the fixed monthly benefit or the current value of the variable units. The current value of the variable units shall be determined in the same way such value is determined under the provisions of the C and H Pension Plan for Salaried Employees.

** The monthly benefit equal to the percentage shown multiplied times the participant's monthly benefit is payable to the spouse named above after the death of the participant during the spouse's lifetime.

(d)      Deceased.

Note 1: The preceding footnotes notwithstanding, this benefit shall not be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.

Note 2: The preceding footnotes notwithstanding, this benefit shall only be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.

                                   APPENDIX C

                     Rules For Determining Lump Sum Benefits
                     ---------------------------------------


When the terms of this Plan require the determination of a lump sum payment which is the Actuarial Equivalent of any other benefit provided by this Plan, the following rules shall apply to the calculation of such lump sum payment:

1. The mortality table used shall be the mortality table then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments.

2. The discount rate shall be the after-tax equivalent of the discount rate then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments. The after-tax equivalent rate shall be determined by multiplying discount rate in use by the A&B Retirement Plan by the excess of 100% over the tax effected marginal tax rate declared by the Committee.

3. The Committee shall declare the tax effected marginal tax rate at the beginning of each calendar year.

4. The tax effected marginal tax rate shall apply to lump sum payments made at any time during such calendar year and may not be changed during the year.

5. The value of the benefit to a Surviving Spouse which is included in a Participant's Retirement Income shall be included in the calculation of the lump sum payment to which the Participant is entitled. Unless stated otherwise, the benefit to the Surviving Spouse shall be deemed to apply only if the death of the Participant occurs on or after the date the Retirement Income is deemed to commence under the terms of the provision giving rise to the Participant's right to a lump sum payment.

6. If the terms of the Plan provide for a benefit such that if it were paid as a monthly benefit it could have commenced at more that one future date, then for purposes of calculating the lump sum that is the Actuarial Equivalent of such benefit, it shall be deemed that the benefit would have commenced at the earliest possible date.

7. The early retirement reduction factors, if any, used to calculate the lump sum which is the Actuarial Equivalent of the benefit provided by the provisions of paragraph 6.02(a) as a result of a Change in Control, shall be the factors applicable to Participants of the A&B Retirement Plan who terminate employment after attaining eligibility for early retirement regardless of the Participant's age as of the Change in Control date.